Schedule of Investments PIMCO Income Strategy Fund	September 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 145.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 34.7%
AAdvantage Loyalty IP Ltd. 7.460% (LIBOR03M + 4.750%) due 04/20/2028 ~		$700	$680
AP Core Holdings LLC 8.615% (LIBOR01M + 5.500%) due 09/01/2027 ~		5,126	4,767
Caesars Resort Collection LLC 5.865% (LIBOR01M + 2.750%) due 12/23/2024 ~		6,131	6,000
Carnival Corp.
3.975% (EUR006M + 3.750%) due 06/30/2025 ~	EUR	1,185	1,062
6.127% (LIBOR06M + 3.250%) due 10/18/2028 ~		$560	494
Diamond Sports Group LLC 10.695% due 05/26/2026		9,396	9,067
Encina Private Credit LLC 7.284% (LIBOR01M + 4.466%) due 11/30/2025 «~µ		3,945	3,766
Envision Healthcare Corp.
TBD% due 04/29/2027 µ		738	726
10.602% due 04/29/2027		4,062	3,994
14.077% due 04/28/2028		9,429	8,769
Forbes Energy Services LLC
7.000% due 12/31/2022 «		193	0
11.000% due 12/30/2022 «		3	0
Gateway Casinos & Entertainment Ltd.
10.656% due 10/15/2027		3,412	3,363
11.408% due 10/18/2027	CAD	746	532
Intelsat Jackson Holdings SA 7.445% due 02/01/2029		$2,223	2,092
Lealand Finance Co. BV 6.115% (LIBOR01M + 3.000%) due 06/28/2024 ~		40	26
Lealand Finance Co. BV (4.115% Cash and 3.000% PIK) 7.115% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		187	95
MPH Acquisition Holdings LLC 7.320% (LIBOR03M + 4.250%) due 09/01/2028 ~		3,474	3,220
Oi SA
TBD% due 02/26/2035 «		399	140
1.750% (LIBOR03M) due 02/26/2035 «~		1,725	604
Poseidon Bidco TBD% due 07/14/2028 «	EUR	3,500	3,259
Promotora de Informaciones SA
5.250% (EUR006M + 5.250%) due 12/31/2026 ~		5,715	5,034
9.000% (EUR006M + 8.000%) due 06/30/2027 ~		766	672
PUG LLC
6.615% (LIBOR01M + 3.500%) due 02/12/2027 «~		$876	766
7.365% (LIBOR01M + 4.250%) due 02/12/2027 «~		1,188	1,051
Redstone Holdco 2 LP 7.533% (LIBOR03M + 4.750%) due 04/27/2028 ~		4,080	3,047
Rising Tide Holdings, Inc. 7.865% (LIBOR01M + 4.750%) due 06/01/2028 ~		594	510
Sasol Ltd. 4.684% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		2,078	2,070
SkyMiles IP Ltd. 6.460% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,800	1,810
Steenbok Lux Finco 2 SARL (10.750% PIK) 10.750% (EUR003M) due 12/29/2022 ~(b)	EUR	7,121	4,359
Syniverse Holdings, Inc. 10.553% due 05/13/2027		$9,141	7,913
Team Health Holdings, Inc. 5.865% (LIBOR01M + 2.750%) due 02/06/2024 ~		7,088	6,512
Telemar Norte Leste SA
TBD% due 02/26/2035 «		108	38
1.750% (LIBOR01Y) due 02/26/2035 «~		1,244	436
1.750% (LIBOR01Y + 1.750%) due 02/26/2035 «~		4,415	1,545
4.557% (LIBOR03M + 1.750%) due 02/26/2035 «~		399	140
U.S. Renal Care, Inc.
8.115% (LIBOR01M + 5.000%) due 06/26/2026 ~		8,377	6,088
8.615% (LIBOR01M + 5.500%) due 06/26/2026 ~		2,758	2,004
Univision Communications, Inc. 5.865% (LIBOR01M + 2.750%) due 03/15/2024 ~		343	341
Veritas U.S., Inc. 8.674% (LIBOR03M + 5.000%) due 09/01/2025 ~		2,400	1,918
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (b)		2,395	1,633

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Windstream Services LLC 9.365% (LIBOR01M + 6.250%) due 09/21/2027 «~		1,353	1,231

Total Loan Participations and Assignments (Cost $115,543)			101,774

CORPORATE BONDS & NOTES 59.5%
BANKING & FINANCE 14.1%
Ally Financial, Inc. 8.000% due 11/01/2031 (l)		135	141
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (l)		2,400	1,813
Armor Holdco, Inc. 8.500% due 11/15/2029		1,600	1,279
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	700	557
2.625% due 04/28/2025 (l)		3,774	3,180
3.625% due 09/24/2024 (l)		1,483	1,325
5.375% due 01/18/2028 •		1,211	636
8.000% due 01/22/2030 •		918	504
8.500% due 09/10/2030 •		1,138	640
10.500% due 07/23/2029 (l)		2,342	1,377
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	400	93
Barclays PLC 7.125% due 06/15/2025 •(h)(i)	GBP	5,100	4,948
BOI Finance BV 7.500% due 02/16/2027	EUR	1,500	1,201
Claveau Re Ltd. 20.497% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$600	583
Cosaint Re Pte. Ltd. 12.791% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		400	60
Credit Suisse Group AG
6.373% due 07/15/2026 •(l)		300	290
6.442% due 08/11/2028 •		300	279
7.500% due 12/11/2023 •(h)(i)		640	590
7.500% due 12/11/2023 •(h)(i)(l)		3,200	2,949
GSPA Monetization Trust 6.422% due 10/09/2029		1,266	1,218
Hestia Re Ltd. 9.500% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		469	70
HSBC Holdings PLC 6.000% due 09/29/2023 •(h)(i)(l)	EUR	1,200	1,158
NatWest Group PLC 8.000% due 08/10/2025 •(h)(i)		$2,600	2,430
Sanders Re Ltd. 11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		714	695
Santander U.K. Group Holdings PLC 6.750% due 06/24/2024 •(h)(i)	GBP	2,850	2,940
Unique Pub Finance Co. PLC 5.659% due 06/30/2027		184	206
Uniti Group LP
6.000% due 01/15/2030 (l)		$4,868	3,100
6.500% due 02/15/2029		1,400	941
VICI Properties LP
3.875% due 02/15/2029		1,800	1,514
4.500% due 01/15/2028 (l)		1,280	1,137
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		3,865	3,160
Yosemite Re Ltd. 12.995% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		390	387

			41,401

INDUSTRIALS 33.2%
Altice Financing SA 5.750% due 08/15/2029 (l)		1,105	848
Arches Buyer, Inc. 4.250% due 06/01/2028 (l)		700	548
Boeing Co. 6.125% due 02/15/2033 (l)		885	849
Carvana Co. 10.250% due 05/01/2030 (l)		1,300	870
CGG SA
7.750% due 04/01/2027	EUR	2,900	2,422
8.750% due 04/01/2027 (l)		$1,944	1,635
Champion Path Holdings Ltd.
4.500% due 01/27/2026		600	415
4.850% due 01/27/2028 (l)		800	519
Charter Communications Operating LLC
3.900% due 06/01/2052 (l)		1,400	870
4.400% due 12/01/2061 (l)		1,500	959
CommScope, Inc. 8.250% due 03/01/2027 (l)		3,590	2,972

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Community Health Systems, Inc.
5.250% due 05/15/2030 (l)		2,100	1,467
8.000% due 03/15/2026 (l)		906	786
Coty, Inc. 3.875% due 04/15/2026	EUR	3,300	2,930
CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		$336	356
DISH DBS Corp.
5.250% due 12/01/2026 (l)		3,520	2,890
5.750% due 12/01/2028 (l)		3,560	2,697
Dufry One BV 3.625% due 04/15/2026	CHF	1,617	1,420
Exela Intermediate LLC 11.500% due 07/15/2026		$42	12
Fertitta Entertainment LLC 6.750% due 01/15/2030		1,100	838
HCA, Inc. 7.500% due 11/15/2095 (l)		1,050	1,059
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (l)		8,343	7,114
Inter Media & Communication SpA 6.750% due 02/09/2027	EUR	1,500	1,367
Market Bidco Finco PLC 4.750% due 11/04/2027		400	314
Melco Resorts Finance Ltd.
4.875% due 06/06/2025 (l)		$900	668
5.750% due 07/21/2028 (l)		800	516
NCL Corp. Ltd. 5.875% due 02/15/2027 (l)		1,222	1,020
New Albertsons LP 6.570% due 02/23/2028		2,800	2,823
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		5,300	4,301
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (b)		725	802
Odebrecht Oil & Gas Finance Ltd. 0.000% due 10/31/2022 (f)(h)		450	1
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029	EUR	1,400	1,009
Petroleos Mexicanos 6.750% due 09/21/2047 (l)		$4,510	2,522
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (l)		600	536
Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023 (l)		2,073	2,121
11.500% due 06/01/2025 (l)		702	747
Sands China Ltd.
2.800% due 03/08/2027 (l)		400	318
3.350% due 03/08/2029		300	223
3.750% due 08/08/2031		200	144
5.900% due 08/08/2028 (l)		2,702	2,277
Schenck Process Holding GmbH 6.875% due 06/15/2023 (l)	EUR	200	194
Studio City Finance Ltd.
6.000% due 07/15/2025 (l)		$1,000	559
6.500% due 01/15/2028 (l)		1,000	490
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		913	799
5.750% due 09/30/2039		5,433	5,014
Transocean Pontus Ltd. 6.125% due 08/01/2025		1,132	1,060
Transocean, Inc.
7.500% due 01/15/2026		56	42
8.000% due 02/01/2027		66	46
U.S. Renal Care, Inc. 10.625% due 07/15/2027		1,982	924
Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(l)		1,444	1,424
8.250% due 04/30/2028 (b)		1,508	1,487
Vale SA 0.000% due 12/29/2049 «~(h)	BRL	60,000	3,971
Veritas U.S., Inc. 7.500% due 09/01/2025 (l)		$1,500	1,151
Viking Cruises Ltd. 13.000% due 05/15/2025 (l)		3,217	3,337
VOC Escrow Ltd. 5.000% due 02/15/2028 (l)		1,000	815
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 (b)(l)		13,558	12,338
Windstream Escrow LLC 7.750% due 08/15/2028 (l)		4,700	3,901
Wynn Macau Ltd.
5.500% due 01/15/2026 (l)		1,900	1,444
5.500% due 10/01/2027 (l)		1,300	900
5.625% due 08/26/2028 (l)		500	334

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

ZipRecruiter, Inc. 5.000% due 01/15/2030 (l)		1,000	809

			97,224

UTILITIES 12.2%
DTEK Finance PLC (3.500% Cash and 4.000% PIK) 7.500% due 12/31/2027 (b)		2,076	462
Eskom Holdings SOC Ltd. 7.125% due 02/11/2025		3,400	3,027
Ford Motor Co. 7.700% due 05/15/2097 (l)		6,640	6,172
NGD Holdings BV 6.750% due 12/31/2026		188	79
Northwestern Bell Telephone 7.750% due 05/01/2030 (l)		7,000	7,165
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(b)		152	87
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		41	41
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(b)		3,260	640
Oi SA 10.000% due 07/27/2025		10,134	3,001
Pacific Gas & Electric Co.
3.750% due 08/15/2042		10	6
4.000% due 12/01/2046 (l)		1,004	642
4.200% due 03/01/2029 (l)		900	765
4.300% due 03/15/2045		11	7
4.450% due 04/15/2042		322	228
4.500% due 07/01/2040 (l)		939	685
4.500% due 12/15/2041		10	7
4.550% due 07/01/2030 (l)		1,877	1,610
4.600% due 06/15/2043		8	6
4.750% due 02/15/2044 (l)		2,810	2,019
4.950% due 07/01/2050 (l)		2,360	1,734
Peru LNG SRL 5.375% due 03/22/2030		4,800	3,794
Petrobras Global Finance BV 6.625% due 01/16/2034	GBP	100	90
PG&E Wildfire Recovery Funding LLC 4.451% due 12/01/2049 (l)		$1,300	1,118
Rio Oil Finance Trust 9.250% due 07/06/2024 (l)		1,336	1,350
Transocean Poseidon Ltd. 6.875% due 02/01/2027 (l)		1,010	926

			35,661

Total Corporate Bonds & Notes (Cost $217,416)			174,286

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		1,600	1,105
Transocean, Inc. 4.625% due 09/30/2029		61	52

Total Convertible Bonds & Notes (Cost $1,664)			1,157

MUNICIPAL BONDS & NOTES 1.7%
ILLINOIS 0.6%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040		1,800	1,839
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029		45	45

			1,884

PUERTO RICO 0.5%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		333	167
0.000% due 11/01/2051		3,400	1,250
Commonwealth of Puerto Rico General Obligation Bonds, Series 2021 0.000% due 07/01/2033 (f)		86	47

			1,464

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)		21,900	1,652

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Total Municipal Bonds & Notes (Cost $5,743)			5,000

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
2.966% due 02/25/2049 •(a)		276	30
3.500% due 12/25/2032 - 12/25/2049 (a)		1,741	205
4.000% due 11/25/2042 (a)		806	114
7.308% due 12/25/2040 •		132	116
8.834% due 07/25/2029 •		570	611
Freddie Mac
0.700% due 11/25/2055 ~(a)		16,305	1,063
3.000% due 11/15/2033 (a)		1,262	90
4.872% due 11/15/2040 •		117	89
6.156% due 11/25/2055 «~		3,869	2,389
10.634% due 12/25/2027 •		1,448	1,466
13.834% due 03/25/2025 •		145	145

Total U.S. Government Agencies (Cost $6,742)			6,318

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.8%
Banc of America Funding Trust 6.000% due 08/25/2036 ^		433	381
BCAP LLC Trust
0.000% due 06/26/2036 ~		36	27
3.081% due 03/27/2036 ~		661	491
4.690% due 03/26/2037 þ		314	409
Bear Stearns ALT-A Trust
3.404% due 06/25/2046 ^•		874	754
3.494% due 09/25/2047 ^~		1,844	1,017
3.542% due 11/25/2036 ^~		143	81
3.908% due 09/25/2035 ^~		119	73
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ		56	56
CD Mortgage Trust 5.688% due 10/15/2048		168	148
Chase Mortgage Finance Trust
2.968% due 12/25/2035 ^~		2	2
6.000% due 02/25/2037 ^		299	129
6.000% due 07/25/2037 ^		200	99
6.250% due 10/25/2036 ^		550	248
Citicorp Mortgage Securities Trust 5.500% due 04/25/2037		5	4
Commercial Mortgage Loan Trust 6.673% due 12/10/2049 ~		211	36
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		751	468
6.000% due 08/25/2037 ^~		365	222
Countrywide Alternative Loan Trust
2.814% due 04/25/2036 ^~		209	180
3.434% due 05/25/2037 ^•		117	45
5.500% due 03/25/2035		100	48
5.500% due 12/25/2035 ^		851	481
5.750% due 01/25/2035		66	61
6.000% due 02/25/2035		124	95
6.000% due 08/25/2036 ^~		128	81
6.000% due 04/25/2037 ^		356	183
6.250% due 11/25/2036 ^		224	170
6.250% due 12/25/2036 ^•		621	294
6.500% due 08/25/2036 ^		185	70
Countrywide Home Loan Mortgage Pass-Through Trust
2.522% due 02/20/2035 ~		2	2
5.500% due 10/25/2035 ^		169	112
6.250% due 09/25/2036 ^		159	66
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 5.034% due 06/25/2034 •		2,030	1,966
Eurosail PLC 6.226% due 06/13/2045 ~	GBP	239	230
Freddie Mac 10.081% due 11/25/2041 •		$1,900	1,694
GS Mortgage Securities Corp. 6.246% due 09/15/2027 •		550	552
GSR Mortgage Loan Trust 6.000% due 02/25/2036 ^		1,043	489
HarborView Mortgage Loan Trust
3.236% due 07/19/2035 ^~		14	10
3.713% due 01/19/2035 •		39	34
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037 ^		1,623	550
Jackson Park Trust 3.350% due 10/14/2039 ~		1,033	709
JP Morgan Alternative Loan Trust
2.905% due 03/25/2036 ^~		406	346
3.450% due 03/25/2037 ^~		366	359
JP Morgan Mortgage Trust
2.908% due 02/25/2036 ^~		92	70

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

3.002% due 01/25/2037 ^~		90	75
Lehman XS Trust 3.524% due 06/25/2047 •		461	409
Merrill Lynch Mortgage Investors Trust 2.611% due 03/25/2036 ^~		568	321
Morgan Stanley Capital Trust 7.168% due 11/15/2034 ~		1,200	1,107
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ^~		2,140	676
Natixis Commercial Mortgage Securities Trust 5.068% due 11/15/2034 ~		1,065	1,009
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		374	161
6.000% due 07/25/2037 ^		619	256
6.250% due 09/25/2037 ^		1,159	518
Residential Funding Mortgage Securities, Inc. Trust
4.733% due 08/25/2036 ^~		43	40
6.000% due 09/25/2036 ^		50	39
6.000% due 06/25/2037 ^		613	504
Structured Adjustable Rate Mortgage Loan Trust
3.099% due 11/25/2036 ^~		387	332
3.361% due 01/25/2036 ^~		430	278
SunTrust Adjustable Rate Mortgage Loan Trust
2.278% due 04/25/2037 ^~		240	151
2.352% due 02/25/2037 ^~		43	38
WaMu Mortgage Pass-Through Certificates Trust
2.359% due 12/25/2046 •		168	160
3.208% due 02/25/2037 ^~		134	124
3.607% due 10/25/2036 ^~		202	182
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037 ^		17	15

Total Non-Agency Mortgage-Backed Securities (Cost $23,387)			19,937

ASSET-BACKED SECURITIES 8.0%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	565
Apidos CLO 0.000% due 01/20/2031 ~		$2,200	849
Argent Securities Trust 3.464% due 03/25/2036 ~		6,032	3,408
Asset-Backed Funding Certificates Trust 3.234% due 10/25/2036 •		1,548	1,513
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,070	671
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036 ^		$208	115
Belle Haven ABS CDO Ltd. 2.543% due 07/05/2046 ~		85,896	346
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	345
0.000% due 10/22/2031 ~		1,000	227
Citigroup Mortgage Loan Trust 3.234% due 12/25/2036 ~		2,772	1,131
Dryden CLO Ltd. 0.000% due 07/17/2031 ~		5,689	3,021
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(f)		4	226
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	250	61
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$2,700	838
Lehman XS Trust 6.790% due 06/24/2046 þ		265	283
Marlette Funding Trust
0.000% due 07/16/2029 «(f)		6	486
0.000% due 03/15/2030 «(f)		3	160
Merrill Lynch Mortgage Investors Trust 3.404% due 04/25/2037 •		190	96
Morgan Stanley Mortgage Loan Trust
3.324% due 04/25/2037 ~		2,540	830
6.250% due 02/25/2037 ^~		210	106
Residential Asset Mortgage Products Trust 3.644% due 09/25/2036 ~		113	106
Securitized Asset-Backed Receivables LLC Trust 3.364% due 05/25/2036 •		4,075	2,311
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(f)		1	741
SLM Student Loan Trust 0.000% due 01/25/2042 «(f)		2	669
Sofi Professional Loan Program LLC 0.000% due 05/25/2040 (f)		2,100	279
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(f)		846	130
South Coast Funding Ltd. 3.512% due 08/10/2038 ~		5,398	459

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Symphony CLO Ltd. 7.083% due 07/14/2026 ~		1,000	922
Taberna Preferred Funding Ltd.
3.212% due 08/05/2036 ~		142	126
3.212% due 08/05/2036 ^•		2,653	2,361

Total Asset-Backed Securities (Cost $43,001)			23,381

SOVEREIGN ISSUES 1.5%
Argentina Government International Bond
0.500% due 07/09/2030 þ		1,927	341
1.000% due 07/09/2029		366	71
1.400% due 03/25/2023	ARS	69,496	255
1.500% due 07/09/2035 þ		$2,099	394
1.500% due 07/09/2046 þ		115	21
3.500% due 07/09/2041 þ		2,872	619
3.875% due 01/09/2038 þ		6,188	1,465
15.500% due 10/17/2026	ARS	26,000	22
47.331% (BADLARPP) due 10/04/2022 ~		28	0
Ghana Government International Bond
6.375% due 02/11/2027		$300	121
7.875% due 02/11/2035		400	150
8.750% due 03/11/2061		200	74
Provincia de Buenos Aires 62.098% due 04/12/2025	ARS	217,314	725
Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$12	1
9.250% due 09/15/2027 ^(c)		151	12

Total Sovereign Issues (Cost $12,469)			4,271

		SHARES
COMMON STOCKS 4.4%
COMMUNICATION SERVICES 0.4%
Clear Channel Outdoor Holdings, Inc. (d)		261,329	358
iHeartMedia, Inc. 'A' (d)		62,317	457
iHeartMedia, Inc. 'B' «(d)		48,387	319

			1,134

ENERGY 0.1%
Axis Energy Services 'A' «(d)(j)		1,253	47
Noble Corp. PLC (d)		10,977	324

			371

FINANCIALS 1.1%
Intelsat SA «(d)(j)		113,460	3,177

INDUSTRIALS 2.8%
Neiman Marcus Group Ltd. LLC «(d)(j)		39,846	7,214
Syniverse Holdings, Inc. «(d)(j)		1,020,066	975
Voyager Aviation Holdings LLC «(d)		538	0
Westmoreland Mining Holdings «(d)(j)		25,438	140

			8,329

Total Common Stocks (Cost $15,008)			13,011

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(d)		11,974	51

Total Rights (Cost $0)			51

WARRANTS 1.5%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		277	1
Intelsat Jackson Holdings SA-Exp. 12/05/2025 «		11,872	59

			60

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		394,000	74

INFORMATION TECHNOLOGY 1.5%
Windstream Holdings LLC - Exp. 9/21/2055 «		272,031	4,317

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Total Warrants (Cost $4,520)			4,451

PREFERRED SECURITIES 8.9%
BANKING & FINANCE 2.5%
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(h)		35,000	31
Nationwide Building Society 10.250% ~		16,350	2,140
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)		5,760,000	5,194

			7,365

INDUSTRIALS 6.4%
General Electric Co. 6.623% (US0003M + 3.330%) due 12/15/2022 ~(h)		127,000	119
Sequa Corp. (15.000% PIK) 15.000% «(b)		13,130	17,585
Voyager Aviation Holdings LLC 9.500% «		3,228	1,011

			18,715

Total Preferred Securities (Cost $19,893)			26,080

REAL ESTATE INVESTMENT TRUSTS 0.9%
REAL ESTATE 0.9%
CBL & Associates Properties, Inc.		9,309	238
Uniti Group, Inc.		133,286	926
VICI Properties, Inc.		45,844	1,369

Total Real Estate Investment Trusts (Cost $1,281)			2,533

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 14.7%
REPURCHASE AGREEMENTS (k) 10.5%			30,700

SHORT-TERM NOTES 1.0%
Federal Home Loan Bank 2.980% due 01/06/2023 •		$3,000	3,000

ARGENTINA TREASURY BILLS 0.1%
7.365% due 10/31/2022 - 05/19/2023 (e)(f)(g)	ARS	57,857	208

U.S. TREASURY BILLS 3.1%
2.342% due 10/13/2022 - 10/20/2022 (e)(f)(o)		$9,100	9,091

Total Short-Term Instruments (Cost $42,995)			42,999

Total Investments in Securities (Cost $509,662)			425,249

Total Investments 145.1% (Cost $509,662)			$425,249
Financial Derivative Instruments (m)(n) 0.6%(Cost or Premiums, net $2,025)			1,803
Auction Rate Preferred Shares (15.4)%			(45,200)
Other Assets and Liabilities, net (30.3)%			(88,846)

Net Assets Applicable to Common Shareholders 100.0%			$293,006

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'	07/01/2021	$18	$47	0.02%
Intelsat SA	06/19/2017 – 02/23/2022	7,942	3,177	1.08
Neiman Marcus Group Ltd. LLC	09/25/2020	1,306	7,214	2.46
Syniverse Holdings, Inc.	05/12/2022	1,000	975	0.33
Westmoreland Mining Holdings	12/08/2014 – 10/19/2016	733	140	0.05

$10,999	$11,553	3.94%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

NOM	2.950%	09/30/2022	10/03/2022	$30,700	U.S. Treasury Bonds 2.375% due 11/15/2049	$(30,626)	$30,700	$30,708

Total Repurchase Agreements	$(30,626)	$30,700	$30,708

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	3.390%	09/01/2022	11/10/2022	$(7,127)	$(7,149)
BPS	1.990	04/27/2022	10/27/2022	(2,065)	(2,084)
2.830	08/09/2022	11/10/2022	(1,148)	(1,153)
3.270	08/12/2022	11/14/2022	(992)	(997)
3.550	08/09/2022	02/02/2023	(1,533)	(1,542)
3.550	08/18/2022	02/02/2023	(1,971)	(1,980)
3.760	08/12/2022	02/13/2023	(1,981)	(1,992)
3.760	08/30/2022	02/13/2023	(852)	(855)
3.760	09/09/2022	02/13/2023	(528)	(529)
BYR	3.610	09/26/2022	03/24/2023	(597)	(597)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

3.630	09/26/2022	03/24/2023	(2,147)	(2,148)
CDC	2.630	08/25/2022	10/07/2022	(2,723)	(2,731)
2.720	08/22/2022	10/13/2022	(619)	(621)
2.950	07/25/2022	10/14/2022	(2,066)	(2,078)
2.950	09/06/2022	10/14/2022	(461)	(462)
2.950	09/08/2022	10/14/2022	(269)	(270)
3.080	09/07/2022	10/31/2022	(256)	(257)
3.230	09/07/2022	10/31/2022	(3,637)	(3,645)
3.230	09/14/2022	10/31/2022	(883)	(884)
3.230	09/28/2022	10/31/2022	(972)	(972)
3.270	08/04/2022	01/09/2023	(3,088)	(3,104)
3.290	09/30/2022	10/31/2022	(340)	(341)
3.310	08/12/2022	11/07/2022	(7,022)	(7,056)
3.440	09/30/2022	10/31/2022	(1,644)	(1,644)
FBF	0.500	09/23/2022	TBD(3)	(828)	(828)
IND	1.680	04/12/2022	10/11/2022	(2,324)	(2,342)
2.110	05/09/2022	11/07/2022	(778)	(784)
3.020	09/02/2022	10/25/2022	(6,204)	(6,221)
3.060	08/08/2022	11/07/2022	(7,028)	(7,061)
3.710	09/15/2022	12/05/2022	(616)	(617)
JML	0.250	09/14/2022	TBD(3)	EUR	(339)	(332)
0.360	08/17/2022	11/15/2022	(1,164)	(1,141)
0.800	09/14/2022	TBD(3)	(518)	(508)
0.820	09/14/2022	TBD(3)	(1,229)	(1,205)
0.900	09/05/2022	11/24/2022	(185)	(182)
MBC	0.800	07/27/2022	TBD(3)	(2,912)	(2,854)
MEI	2.790	09/01/2022	10/24/2022	$(1,261)	(1,265)
NXN	2.630	09/30/2022	10/07/2022	(356)	(356)
RDR	3.010	09/01/2022	10/31/2022	(720)	(722)
3.010	09/02/2022	10/31/2022	(1,477)	(1,481)
3.160	08/09/2022	11/10/2022	(1,846)	(1,855)
3.330	09/26/2022	10/26/2022	(1,059)	(1,060)
SOG	2.710	07/06/2022	10/12/2022	(1,500)	(1,510)
2.710	07/11/2022	10/12/2022	(956)	(962)
2.710	09/26/2022	10/12/2022	(732)	(732)
2.710	09/30/2022	10/12/2022	(1,508)	(1,508)
2.750	07/08/2022	10/14/2022	(3,898)	(3,923)
3.020	08/05/2022	10/17/2022	(643)	(646)
3.100	07/25/2022	10/25/2022	(499)	(502)
3.150	08/04/2022	11/04/2022	(509)	(512)
3.150	09/26/2022	11/04/2022	(2,680)	(2,682)
3.200	09/14/2022	10/31/2022	(448)	(449)
3.250	08/12/2022	11/14/2022	(3,769)	(3,787)
3.250	09/14/2022	11/14/2022	(236)	(236)
TDM	3.240	09/23/2022	TBD(3)	(317)	(317)
UBS	3.520	09/23/2022	11/02/2022	(437)	(437)

Total Reverse Repurchase Agreements	$(94,108)

(l)	Securities with an aggregate market value of $102,664 and cash of $4,480 have been pledged as collateral under the terms of master agreements as of September 30, 2022.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(90,127) at a weighted average interest rate of 2.063%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.429%	$1,900	$(88)	$79	$(9)	$0	$(4)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	5.702	700	(3)	(5)	(8)	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	7.506	1,300	(105)	(4)	(109)	5	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	12.473	EUR	200	14	(51)	(37)	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	12.466	1,986	76	(467)	(391)	14	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	3.739	300	(22)	2	(20)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	4.185	4,200	(459)	83	(376)	4	0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.983		2,100	(178)	(138)	(316)	0	(2)

							$(765)	$(501)	$(1,266)	$23	$(7)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	7,300	$709	$1,622	$2,331	$46	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		3,700	412	348	760	32	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		500	(3)	283	280	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		$12,700	(1)	188	187	9	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		6,400	1	96	97	4	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,000	0	27	27	2	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		36,800	(3,787)	62	(3,725)	62	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022		25,500	12	189	201	7	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		43,420	2,555	(4,040)	(1,485)	0	(78)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	(1,665)	(942)	0	(41)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		4,900	0	552	552	13	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		21,600	(75)	(2,181)	(2,256)	0	(60)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		2,730	0	308	308	8	0
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		10,900	(38)	(1,084)	(1,122)	0	(32)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		4,500	0	491	491	13	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		18,000	(68)	(1,712)	(1,780)	0	(53)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	(2,118)	(1,918)	0	(103)
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		15,100	0	2,080	2,080	55	0
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		16,100	0	2,251	2,251	59	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	(4,676)	(2,528)	0	(202)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		1,400	0	276	276	4	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	04/12/2031		7,000	(19)	(1,244)	(1,263)	0	(23)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		36,300	3,000	5,341	8,341	142	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		20,100	(319)	3,517	3,198	79	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	2,159	(552)	0	(840)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		3,200	(23)	831	808	35	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(19)	2,521	2,502	90	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		8,800	(34)	2,455	2,421	96	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	358	353	20	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		91,100	52	36,802	36,854	956	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	(137)	(40)	6	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	647	709	0	(9)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,600	326	539	865	0	(5)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	100	0	0	0	0	0

							$3,195	$45,086	$48,281	$1,738	$(1,447)

Total Swap Agreements							$2,430	$44,585	$47,015	$1,761	$(1,454)

Cash of $12,607 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2022	GBP	255	$288	$4	$0
11/2022	CHF	252	268	11	0
02/2023	PEN	690	176	5	0
BPS	10/2022	BRL	3,440	662	24	0
10/2022	EUR	638	638	13	0
10/2022	$636	BRL	3,440	1	0
10/2022	1,171	GBP	1,064	30	(12)
10/2022	860	PEN	3,453	14	(8)
11/2022	CAD	159	$123	8	0
11/2022	GBP	9,342	10,435	0	(2)
11/2022	PEN	1,134	292	9	0
CBK	10/2022	BRL	3,440	636	0	(2)
10/2022	PEN	3,452	888	22	0
10/2022	$663	BRL	3,440	0	(25)
11/2022	BRL	3,440	$658	25	0
11/2022	$598	PEN	2,318	0	(20)
12/2022	PEN	812	$209	7	0
12/2022	$323	PEN	1,357	14	0
03/2023	PEN	1,070	$277	12	0
DUB	10/2022	$129	MXN	2,689	4	0
10/2022	1	RUB	79	1	0
GLM	10/2022	823	EUR	824	0	(15)
10/2022	2	RUB	196	1	0
12/2022	PEN	132	$33	0	0
MBC	10/2022	$547	EUR	561	9	(5)
10/2022	776	GBP	703	17	(8)
MYI	10/2022	MXN	681	$33	0	0
10/2022	$31,153	EUR	32,290	492	0
11/2022	EUR	32,290	$31,217	0	(492)
11/2022	$422	EUR	434	4	0
SCX	11/2022	CAD	231	$180	13	0
11/2022	CHF	655	674	7	0
SOG	10/2022	EUR	32,656	32,863	858	0
11/2022	CHF	579	612	23	0
TOR	11/2022	CAD	289	225	15	0
UAG	10/2022	GBP	10,854	12,629	510	0
11/2022	715	776	0	(23)

Total Forward Foreign Currency Contracts	$2,153	$(612)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.937%	$500	$(98)	$88	$0	$(10)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.937	700	(139)	125	0	(14)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.937	800	(166)	151	0	(15)
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	7.990	EUR	100	(2)	(4)	0	(6)

Total Swap Agreements	$(405)	$360	$0	$(45)

(o)

Securities with an aggregate market value of $82 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022

Investments in Securities, at Value
Loan Participations and Assignments	$0	$86,728	$15,046	$101,774
Corporate Bonds & Notes
Banking & Finance	0	41,401	0	41,401
Industrials	0	93,253	3,971	97,224
Utilities	0	35,661	0	35,661
Convertible Bonds & Notes
Industrials	0	1,157	0	1,157
Municipal Bonds & Notes
Illinois	0	1,884	0	1,884
Puerto Rico	0	1,464	0	1,464
West Virginia	0	1,652	0	1,652
U.S. Government Agencies	0	3,929	2,389	6,318
Non-Agency Mortgage-Backed Securities	0	19,937	0	19,937
Asset-Backed Securities	0	20,969	2,412	23,381
Sovereign Issues	0	4,271	0	4,271
Common Stocks
Communication Services	815	0	319	1,134
Energy	324	0	47	371
Financials	0	0	3,177	3,177
Industrials	0	0	8,329	8,329
Rights
Financials	0	0	51	51
Warrants
Financials	0	0	60	60
Industrials	0	0	74	74
Information Technology	0	0	4,317	4,317
Preferred Securities
Banking & Finance	0	7,365	0	7,365
Industrials	0	119	18,596	18,715
Real Estate Investment Trusts
Real Estate	2,533	0	0	2,533
Short-Term Instruments
Repurchase Agreements	0	30,700	0	30,700
Short-Term Notes	0	3,000	0	3,000
Argentina Treasury Bills	0	208	0	208
U.S. Treasury Bills	0	9,091	0	9,091

Total Investments	$3,672	$362,789	$58,788	$425,249

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,761	0	1,761
Over the counter	0	2,153	0	2,153

$0	$3,914	$0	$3,914
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,454)	0	(1,454)
Over the counter	0	(657)	0	(657)

$0	$(2,111)	$0	$(2,111)

Total Financial Derivative Instruments	$0	$1,803	$0	$1,803

Totals	$3,672	$364,592	$58,788	$427,052

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$24,535	$4,759	$(176)	$125	$6	$(15)	$1,997	$(16,185)	$15,046	$243
Corporate Bonds & Notes
Industrials	17,691	0	(86)	17	0	(1,313)	0	(12,338)	3,971	(783)
U.S. Government Agencies	2,374	0	(9)	3	3	18	0	0	2,389	18
Asset-Backed Securities	2,912	0	0	3	0	(503)	0	0	2,412	(503)
Common Stocks
Communication Services	343	0	0	0	0	(24)	0	0	319	(24)
Energy	19	0	0	0	0	28	0	0	47	28
Financials	3,177	0	0	0	0	0	0	0	3,177	0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Industrials	7,887	0	0	0	0	442	0	0	8,329	442
Materials	13	0	(14)	0	14	(13)	0	0	0	0
Rights
Financials	57	0	0	0	0	(6)	0	0	51	(6)
Warrants
Financials	60	0	0	0	0	0	0	0	60	0
Industrials	236	0	0	0	0	(162)	0	0	74	(162)
Information Technology	5,801	0	0	0	0	(1,484)	0	0	4,317	(1,484)
Preferred Securities
Industrials	15,336	0	0	0	0	3,260	0	0	18,596	3,260

Totals	$80,441	$4,759	$(285)	$148	$23	$228	$1,997	$(28,523)	$58,788	$1,029

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2022	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$5,836	Discounted Cash Flow			Discount Rate			4.193 - 7.150	6.101
		3,259	Indicative Market Quotation			Price			95.000	—
		5,951	Third Party Vendor			Broker Quote			35.000 - 91.000	62.800
Corporate Bonds & Notes
Industrials		3,971	Reference Instrument			Weighted Average		BRL	37.290	—
U.S. Government Agencies		2,389	Discounted Cash Flow			Discount Rate			12.000	—
Asset-Backed Securities		2,412	Discounted Cash Flow			Discount Rate			10.000 - 20.000	15.252
Common Stocks
Communication Services		319	Reference Instrument			Stock Price W/Liquidity Discount			10.000	—
Energy		47	Market Comparable Valuation			EBITDA Multiple		X	4.800	—
Financials		3,177	Indicative Market Quotation			Price			$28.000	—
Industrials		975	Discounted Cash Flow			Discount Rate			13.547	—
		140	Discounted Cash Flow/ Comp Multiple			Forward EBITDA / Discount Rate		X/X/%	2.000/2.100/24.200	—
		7,214	Discounted Cash Flow/ Comp Multiple			Ltm Revenue/Ltm EBITDA/Discount		X/X/%	0.460/3.500/10.000	—
Rights
Financials		51	Other Valuation Techniques(2)			-			-	—
Warrants
Financials		1	Indicative Market Quotation			Price			$2.250-3.750	3.505
		59	Other Valuation Techniques(2)			-			-	—
Industrials		74	Market Comparable Valuation			Earnings Multiple		X	11.809	—
Information Technology		4,317	Market Comparable Valuation			EBITDA Multiple		X	3.800	—
Preferred Securities
Industrials		1,011	Discounted Cash Flow/Comparable Companies			Discount Rate/TBV Multiple		%/X	22.980/0.280	—
		17,585	Market Comparable Valuation			Earnings Multiple		X	11.809	—

Total		$58,788

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for The Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing sources, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using such data reflecting the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Sources or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Source. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the PIMCO’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	NXN	Natixis New York
BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CDC	Natixis Securities Americas LLC	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International, Inc.

Currency Abbreviations:
ARS	Argentine Peso	CHF	Swiss Franc	PEN	Peruvian New Sol
AUD	Australian Dollar	EUR	Euro	RUB	Russian Ruble
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01Y	1 Year USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate
EUR006M	6 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind
BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"